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January 23, 2001

NORTHEAST UTILITIES AND SUBSIDIARIES

FINANCIAL REPORT

												Three Months Ended
												December 31,
											2000				1999
											Thousands of Dollars, Except Share Information)

Operating Revenues								$1,521,965 		$1,148,736

Loss)/Earnings for common shares:
Before extraordinary loss, net of taxes				$67,788			($15,674)
Extraordinary (loss), net of tax benefits
of $169,562									(233,881)			-

Total Net (Loss)/Income							($166,093)			($15,674)
Fully Diluted (Loss)/Earnings Per Common Share:
Before extraordinary loss, net of taxes				$0.47			($0.12)
Extraordinary (loss), net of taxes					(1.62)			-

Total Fully Diluted (Loss)/Earnings Per Common Share	($1.15)			($0.12)
Common Shares Outstanding
(fully diluted)								144,109,003		131,706,611

												Twelve Months Ended
												December 31,
											2000				1999
											Thousands of Dollars, Except Share Information)


Operating Revenues								$5,901,206		$4,471,251

Loss)/Earnings for common shares:
Before extraordinary loss, net of taxes				$220,124			$34,216
Extraordinary (loss), net of tax benefits
of $169,562									(233,881)			-

Total Net (Loss)/Income							($13,757)			$34,216
Fully Diluted (Loss)/Earnings Per Common Share:
Before extraordinary loss, net of taxes				$1.55			$0.26
Extraordinary (loss), net of taxes					(1.65)			-

Total Fully Diluted (Loss)/Earnings Per Common Share	($0.10)			$0.26
Common Shares Outstanding
(fully diluted)								141,967,216		132,031,573

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about the Northeast Utilities System and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.


Northeast Utilities and Subsidiaries

Consolidated Balance Sheets

													December 31

												2000			1999

											(Thousands of Dollars)
ASSETS
Utility Plant, at cost:
Electric										$9,370,176		$9,185,272
Gas and other									861,727			226,002

											10,231,903		9,411,274
Less:  Accumulated provision for depreciation		6,556,613			6,088,310

											3,675,290			3,322,964
Unamortized PSNH acquisition costs					-				324,437
Construction work in progress						228,330			177,504
Nuclear fuel, net								128,261			122,529

Total net utility plant							4,031,881			3,947,434

Other Property and Investments:
Nuclear decommissioning trusts, at market			740,058			711,910
Investments in regional nuclear generating
companies, at equity							62,477			81,503
Other, at cost									137,291			94,768

											939,826			888,181

Current Assets:
Cash and cash equivalents						200,017			255,154
Investments in securitizable assets				98,146			107,620
Receivables, net								497,449			310,190
Unbilled revenues								121,090			75,728
Fuel, materials and supplies, at average cost		163,711			171,496
Recoverable energy costs, net - current portion		145,855			73,721
Prepayments and other							194,437			77,371

											1,420,705			1,071,280

Deferred Charges:
Regulatory assets:
Recoverable nuclear costs						2,081,132			2,210,767
Income taxes, net								636,295			636,563
Deferred costs - nuclear plants					29,000			111,588
Unrecovered contractual obligations				255,809			349,189
Recoverable energy costs, net						186,524			228,166
Other										91,409			106,166
Unamortized debt expense							33,475			39,192
Goodwill and other purchased intangible assets		324,389			23,542
Other										211,134			75,984

											3,849,167			3,781,157

Total Assets									$10,241,579		$9,688,052


													December 31

												2000			1999

											(Thousands of Dollars)
CAPITALIZATION AND LIABILITIES

Capitalization:
Common shareholders' equity:
Common shares, $5.00 par value - authorized
225,000,000 shares; 148,781,861 shares issued and
143,820,405 shares outstanding in 2000 and
137,393,829 shares issued and 131,980,284 shares
outstanding in 1999								$693,345			$636,405
Capital surplus, paid in							927,059			776,290
Temporary equity from stock forward				215,000			215,000
Deferred contribution plan - employee stock
ownership plan									(114,463)			(127,725)
Retained earnings								510,702			581,817
Accumulated other comprehensive income				1,769			1,524

Total common shareholders' equity					2,233,412			2,083,311
Preferred stock not subject to mandatory redemption	136,200			136,200
Preferred stock subject to mandatory redemption		15,000			121,289
Long-term debt									2,029,593			2,372,341

Total capitalization							4,414,205			4,713,141

Minority Interest in Consolidated Subsidiary			100,000			100,000

Obligations Under Capital Leases					47,234			62,824

Current Liabilities:
Notes payable to banks							1,309,977			278,000
Long-term debt and preferred stock -
current portion								340,041			503,315
Obligations under capital leases -
current portion								112,645			118,469
Accounts payable								538,983			347,321
Accrued taxes									115,932			158,684
Accrued interest								41,131			37,904
Other										144,820			126,768

											2,603,529			1,570,461

Deferred Credits and Other Long-term Liabilities:
Accumulated deferred income taxes					1,533,362			1,688,114
Accumulated deferred investment tax credits			153,155			140,407
Decommissioning obligation - Millstone 1			692,560			702,351
Deferred contractual obligations					244,608			358,387
Other										452,926			352,367

											3,076,611			3,241,626

Total Capitalization and Liabilities				$10,241,579		$9,688,052

The data contained in this report is preliminary and is audited.  This report is being submitted for the sole purpose of providing information to present shareholders about the Northeast Utilities System and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.



Northeast Utilities and Subsidiaries

Consolidated Statements of Income

											Three Months Ended
											December 31,
											2000				1999
											(Thousands of Dollars,
											Except Share Information)
Operating Revenues								$1,521,965		$1,148,736

Operating Expenses:
Operation -
Fuel, purchased and net interchange power			817,911			437,025
Other										222,125			280,004
Maintenance									74,547			67,223
Depreciation									62,307			57,598
Amortization of regulatory assets, net				87,679			378,514
Federal and state income taxes					68,337			68,927
Taxes other than income taxes						59,730			59,254
Gain on sale of utility plant						-				(287,672)

Total operating expenses							1,392,636			1,060,873

Operating Income								129,329			87,863

Other Income/(Loss):
Equity in earnings of regional nuclear generating
and transmission companies						6,846			(853)
Nuclear related costs							1,437			(50,010)
Other, net									(12,633)			(23,111)
Minority interest in loss of subsidiary				(2,325)			(2,325)
Income taxes									23,322			43,277

Other income/(loss), net							16,647			(33,022)

Income before interest charges					145,976			54,841

Interest Charges:
Interest on long-term debt						44,559			62,525
Other interest									30,890			2,780

Interest charges, net							75,449			65,305

Income/(loss) after interest charges				70,527			(10,464)
Preferred Dividends of Subsidiaries				2,739			5,210

Income/(loss) before extraordinary loss,
net of taxes									67,788			(15,674)
Extraordinary (loss), net of tax benefits of $169,562	(233,881)			-

Net (Loss)/Income								($166,093)		($15,674)

Fully Diluted (Loss)/Earnings Per Common Share:
Before extraordinary loss, net of taxes				$0.47			($0.12)
Extraordinary (loss), net of taxes					(1.62)			-

Total Fully Diluted (Loss)/Earnings Per Common Share	($1.15)			($0.12)

Common Shares Outstanding
(fully diluted)								144,109,003		131,706,611

											Twelve Months Ended
											December 31,
											2000				1999
											(Thousands of Dollars,
											Except Share Information)

Operating Revenues								$5,901,206		$4,471,251

Operating Expenses:
Operation -
Fuel, purchased and net interchange power			3,321,226			1,898,314
Other										850,192			855,917
Maintenance									255,884			340,419
Depreciation									239,798			302,305
Amortization of regulatory assets, net				276,139			596,437
Federal and state income taxes					239,789			180,883
Taxes other than income taxes						238,587			261,353
Gain on sale of utility plant						-				(308,914)

Total operating expenses							5,421,615			4,126,714

Operating Income								479,591			344,537

Other Income/(Loss):
Equity in earnings of regional nuclear generating
and transmission companies						14,586			5,034
Nuclear related costs							(17,907)			(71,066)
Other, net									(1,689)			(30,855)
Minority interest in loss of subsidiary				(9,300)			(9,300)
Income taxes									68,306			82,272

Other income/(loss), net							53,996			(23,915)

Income before interest charges					533,587			320,622

Interest Charges:
Interest on long-term debt						200,696			258,093
Other interest									98,605			5,558

Interest charges, net							299,301			263,651

Income/(loss) after interest charges				234,286			56,971
Preferred Dividends of Subsidiaries				14,162			22,755

Income/(loss) before extraordinary loss,
net of taxes									220,124			34,216
Extraordinary (loss), net of tax benefits of $169,562	(233,881)			-

Net (Loss)/Income								($13,757)			$34,216

Fully Diluted (Loss)/Earnings Per Common Share:
Before extraordinary loss, net of taxes				$1.55			$0.26
Extraordinary (loss), net of taxes					(1.65)			-

Total Fully Diluted (Loss)/Earnings Per Common Share	($0.10)			$0.26

Common Shares Outstanding
(fully diluted)								141,967,216		132,031,573

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about the Northeast Utilities System and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.
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